UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 6, 2021
____________________

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At WEC Energy Group, Inc.’s (the “Company”) 2021 Annual Meeting of Stockholders held on May 6, 2021 (the “2021 Annual Meeting”), the Company’s stockholders approved the amendment and restatement of the WEC Energy Group Omnibus Stock Incentive Plan (the “Plan”). The Company’s Board of Directors had already approved the amendment and restatement of the Plan on March 1, 2021, subject to stockholder approval. A description of the amendments and key terms of the Plan is set forth in Proposal 3 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2021, which description is incorporated herein by reference. Such description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Company’s 2021 Annual Meeting, stockholders voted on the following proposals with the following results:

Proposal 1 – Election of Ten Directors for Terms Expiring in 2022

Nominee	Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
Curt S. Culver	234,013,826	5,856,603	972,861	33,104,942
Danny L. Cunningham	237,210,603	2,636,636	996,051	33,104,942
William M. Farrow III	236,509,767	3,300,265	1,033,258	33,104,942
J. Kevin Fletcher	236,153,608	3,738,032	951,650	33,104,942
Cristina A. Garcia-Thomas	237,769,492	2,123,019	950,779	33,104,942
Maria C. Green	237,231,920	2,663,338	948,032	33,104,942
Gale E. Klappa	226,695,566	13,335,322	812,402	33,104,942
Thomas K. Lane	238,317,255	1,497,806	1,028,229	33,104,942
Ulice Payne, Jr.	229,551,786	10,233,372	1,058,132	33,104,942
Mary Ellen Stanek	235,176,056	4,756,391	910,843	33,104,942

Proposal 2 – Ratification of Deloitte & Touche LLP as Independent Auditors for 2021

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
263,522,946	9,220,406	1,204,880	0

Proposal 3 – Approval of the Amendment and Restatement of the WEC Energy Group Omnibus Stock Incentive Plan

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
227,078,311	11,493,386	2,271,593	33,104,942

Proposal 4 – Advisory Vote to Approve Compensation of the Named Executive Officers

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
226,373,234	12,119,823	2,350,233	33,104,942

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1	WEC Energy Group Omnibus Stock Incentive Plan, amended and restated effective as of May 6, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ William J. Guc
Date: May 11, 2021	William J. Guc, Vice President and Controller

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